Exhibit 10.12.1

AMENDMENT NO. 1 TO TP1 SPACE CHARTER AND

TRANSPORTATION SERVICE CONTRACT

This Amendment No. 1 (hereafter may be referred to as the “Amendment No. 1”) amends the TP1 Space Charter and Transportation Service Contract executed on May 9, 2004 between Horizon Lines, LLC and A.P. Moller as managing owner for and on behalf of A.P. Moller-Maersk A/S trading as Maersk Sealand (hereafter may be referred to as the “Agreement”). This Amendment No. 1 is entered into by and between Horizon Lines, LLC (hereafter may be referred to as “Horizon”) and A.P. Moller as managing owner for and on behalf of A.P Moller-Maersk A/S now trading as Maersk Line (hereafter may be referred to as “Maersk”). Horizon and Maersk shall each be considered a “Party” to this Amendment No. 1, and shall collectively be considered the “Parties”.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and in receipt of consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Except for the second line of Article 3(2) where “Maersk Sealand” shall be replaced with “Maersk Line”, all inferences in the Agreement to “Maersk Sealand” or “Maersk Sealand’s” shall be changed to “Maersk” or “Maersk’s” respectively.

2.	Any reference to the TP1 Service in the Agreement that is not specifically addressed by a section in this Amendment shall also apply to the New TP1 Service (defined below) after the New TP1 Service is fully effective.

3.	Amend Article 3(2) of the Agreement by inserting the following new sentence: “The Parties agree that all affiliates of A.P. Moller-Maersk A/S shall have the ability to also exercise the rights of Maersk under this Agreement.”

4. (a)	Amend the first paragraph of Article 4 of the Agreement to add a new second sentence to read: “First Revised Appendix 2, attached hereto, replaces and supersedes Appendix 2 on the specific dates referred to herein.”

(b)	Amend the third paragraph of Article 4 of the Agreement to read: “This Agreement shall also cover the U.S. domestic trade served by Horizon between the Jones Act corridors shown on First Revised Appendix 1-A attached hereto (the “Jones Act Trade”).”

(c)

Amend Article 4 of the Agreement by adding a new paragraph at the end to read: “The New TP1 Service is defined to mean the operation of five New TP1 Vessels to be deployed in a weekly service between Tacoma, Oakland, and Hawaii (international cargo only), Guam, and Hong Kong and Taiwan. A “New TP1 Vessel” shall be a replacement U.S. flag vessel that is capable of performance adequate to satisfy the schedule set forth in First Revised Appendix 2, is not more than twelve (12) years old during term of this Agreement terminating on December 10, 2010 (the “Amendment No. 1 Term”), and has a minimum slot capacity of 1200 forty foot equivalent units (“FEUs”), Horizon acknowledges that none of the New TP1 Vessels will need to be drydocked for regulatory maintenance or inspection during the Amendment No. 1 Term. If Horizon needs to drydock a New TP1 Vessel, whether or not the ship is actually in a drydock or laying alongside berth, during the Amendment No. 1 Term for a reason other than regulatory maintenance or inspection, Horizon’s replacement vessel may be a non-New TP1 Vessel with a minimum effective slot capacity available to Maersk from Asia of *** FEUs (“Permitted Non-New TP1 Vessel”), which may be used for a maximum of one round trip voyage. The New TP1 Service will be fully effective only upon the day of the first sailing from Asia of the first of five consecutive New TP1 Vessels, subject to two exceptions permitting substitution of two Permitted Non-New TP1 Vessels for a maximum of one round trip voyage each commencing at any time prior to July 1, 2007. The New TP1 Service shall cease to be fully effective if at any time there are not five consecutive New TP1 Vessel sailings (subject to the exceptions for a Permitted Non-New TP1 Vessel stated above); provided, however that the status of the New TP1 Service will be restored to being fully effective when there are five consecutive New TP1 or Permitted Non-New TP1 Vessel sailings. Horizon shall use its best efforts so that the New TP1 Service shall be fully effective on March 18, 2007, provided the New TP1 Service may become fully effective at a later date but not later than July 1, 2007. Horizon shall specify any such later date to Maersk in written Notice to Maersk not later than January 1, 2007. The date that Horizon notifies Maersk that the New TP1 Service is fully effective shall be the “Commencement Date”.

5. (a)	Amend the heading of Article 5.1.1 of the Agreement to read: “Asia-U.S. West Coast; Asia-Hawaii; Asia-Guam.”

(b)	Add a heading immediately before the first paragraph of Article 5.1.1 of the Agreement to read: “5.1.1.a. Asia to U.S. West Coast”. Redesignate: the first paragraph of Article 5.1.1 of the Agreement as “5.1.1.a.(i)”; and the second paragraph of Article 5.1.1 of the Agreement as “5.1.1.a.(ii)”.

6.	Add a new Section 5.1.1.a.(iii) to the Agreement to read:

(A)	Beginning on the Commencement Date, Horizon shall charter space to Maersk, and Maersk shall charter space (on a take or pay basis) from Horizon for *** FEUs of international cargo, from (1) the marine terminal, at Maersk’s option, located in Hong Kong or Kaohsiung, Taiwan to (2) the marine terminal at a U.S. West Coast port shown in First Revised Appendix 2, per weekly sailing, used or unused, on vessels employed by Horizon in the New TP1 Service. However, if the New TP1 Service is not fully effective after the Commencement Date, then Horizon shall charter space to Maersk, and Maersk shall charter space (on a take or pay basis) from Horizon for international cargo, at the minimum effective slot capacity dedicated to Maersk from Asia, at no times less than *** FEUs, for each vessel in the New TP1 Service, used or unused, until the New TP1 Service becomes fully effective or until July 1, 2007, whichever is earlier. If the New TP1 Service is not fully effective on July 1, 2007, then Horizon shall charter space to Maersk, and Maersk shall charter space

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(on a take or pay basis) from Horizon for international cargo at the minimum effective slot capacity dedicated to Maersk from Asia, (based on the vessel in the New TP1 Service with the least effective capacity), at no times less than *** FEUs, on a weekly basis, used or unused, until the New TP1 Service becomes fully effective. At any time after the Commencement Date when the New TP1 Service becomes fully effective, the TP1 Service shall be considered phased out, and Sections 5.1.1.a.(i) and 5.1.1.a.(ii) shall cease to be effective. To the extent that additional capacity is from time to time available from Asia to the U.S. West Coast on vessels employed in the New TP1 Service, Maersk shall have the right, but not the obligation, to charter from Horizon additional space for international cargo on the New TP1 Service at the applicable rates set forth in First Revised Appendix 1-A and is only subject to Permitted Increases (as defined below). Horizon agrees that its vessels chartering space to Maersk on the New TP1 Service arriving or leaving Kwai Chung, Hong Kong will berth at Modern Terminals at any berth designated by Maersk. Maersk shall have the right to use available space on Horizon’s vessels employed in the New TP1 Service sailing between Kaohsiung and Hong Kong for way-port cargo.”

(B)	Beginning on the Commencement Date, Maersk shall pay the applicable rates set forth in the First Revised Appendix 1-A attached hereto. The rates set forth in First Revised Appendix 1-A shall replace and supersede the rates applicable to the charter of space pursuant to Section 5.1.1.a.(i) for the balance of the Amendment No. 1 Term, and are subject to CPI and fuel adjustments as per methodology and invoicing procedures, outlined in Appendix 4 hereof, and used between the Parties on the date written on this Amendment No. 1’s signature page with no other increases during the Amendment No. 1 Term to apply to such rates (such increases referred to as “Permitted Increases”).

7.	Add a new heading to the Agreement to read: “5.1.1.b. Asia to Hawaii/Guam”. Thereunder, add a new Section 5.1.1.b. to read: “Horizon shall charter space to Maersk, and Maersk shall charter space from Horizon on a take or pay basis on vessels employed in the New TP1 Service for international cargo from (1) the marine terminal, at Maersk’s option, located in Hong Kong or Kaohsjung, Taiwan to (2) Horizon’s marine terminal in Honolulu, Hawaii or in Guam as ride-through cargo in the amount of *** FEUs per week, used or unused (to be allocated between Guam or Hawaii at Maersk’s discretion). This *** FEUs per week is in addition to the Parties’ respective capacity obligations described in Section 5.1.1.(a)(iii) as such obligations may exist from time to time. Maersk shall have the right to apply any unused FEU slot that it has paid for pursuant to this Section 5.1.l.(b) as a credit for a fully paid FEU slot on Horizon vessels that Maersk may purchase from North America to Guam pursuant to Section 5.2.2(b). Horizon’s obligation to charter space to Maersk, and Maersk’s obligation to charter space from Horizon, pursuant to this Section 5.1.1.b., and the rate applicable thereto which is set forth in First Revised Appendix 1-A, attached hereto, shall become effective on the Commencement Date. The applicable rate shall remain in effect for the balance of the

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment No. 1 term of this Agreement and is only subject to the Permitted Increases. For purposes of billing the *** take or pay slots pursuant to this Article 5.1.1.b, the rate applicable to Asia to Hawaii/Guam slots set forth in First Revised Appendix 1-A shall be multiplied by ***.”

8. (a)	Amend the heading of Article 5.1.2 of the Agreement to read: “Guam/Saipan to Asia; Hawaii to Asia; North America to Asia.” Add a new heading immediately before the first paragraph of Article 5.1.2 to read: “5.1.2.a. Guam/Saipan-Asia”. Redesignate the first paragraph of Article 5.1.2 as “5.1.2.a.(i)” and the second paragraph as “5.1.2.a.(ii)”. Add the following sentence after the first sentence of the second paragraph of redesignated Articles 5.1.2.a.(ii): “For purposes of this Agreement, Saipan shall be considered a point located in the United States.” Substitute “state, territory, or possession” for “state or territory” in the first sentence of redesignated Section 5.1.2.a.(ii); and “state of territory” in the second sentence of redesignated Section 5.1.2.a.(ii).

(b)	Amend redesignated Article 5.1.2.a(i) of the Agreement to read: “Until the Commencement Date, Horizon agrees to charter space to Maersk, ***, in the amount of *** FEUs per weekly sailing of international cargo from Guam to Asia via the TP1 Service, provided however that in such case, Maersk shall be liable for all loaded terminal charges in Guam. Horizon shall charge any further FEUs shipped pursuant to this Section 5.1.2.a.(i) in excess of the amount specified above at the applicable rate set forth in Appendix 1-A, subject to fuel surcharge methodology and invoicing procedures used between the Parties on May 9, 2004, in addition to all loaded terminal charges in Guam. All U.S. domestic cargo that Maersk requests that Horizon ship to or from Guam and/or Saipan shall be subject to the rates, rules and charges in the applicable Horizon tariff. All space chartered for other international cargo to or from Guam and/or Saipan on vessels employed in the TP1 Service shall be subject to the applicable rate, set forth in Appendix 1-A, subject to fuel surcharge methodology and invoicing procedures used between the Parties on May 9, 2004.

9.	Add a new Section 5.1.2.a.(iii) to the Agreement to read: “After the Commencement Date, Horizon agrees to charter space to Maersk, *** for international cargo in the amount of *** FEUs per weekly sailing from Guam to Asia on vessels employed in the New TP1 Service; provided however that in such case, Maersk shall be liable for all loaded terminal charges in Guam. Horizon agrees to charter space, if available, to Maersk for other international cargo from Guam and/or Saipan to Asia on vessels employed in the New TP1 Service at the applicable rate set forth in First Revised Appendix 1-A, attached hereto, and shall only be subject to the Permitted Increases. The rate applicable to space chartered pursuant to this Section 5.1.2.a.(iii) shall become effective on the Commencement Date, and at that time shall replace and supersede the corresponding rate set forth in Appendix 1-A, and shall remain in effect for the balance of the Amendment No. 1 Term. All U.S. domestic cargo that Maersk requests that Horizon ship from Guam and/or Saipan to any U.S. point (other than Guam or Saipan), and all U.S. domestic cargo that Maersk requests that Horizon ship from a U.S. point (other than Guam or Saipan) to Guam and/or Saipan shall be subject to the rates, rules and charges in

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the applicable Horizon tariff. The obligation to charter space pursuant to this Section 5.1.2.a.(iii) shall become effective simultaneously with the applicable rate, on which date Section 5.1.2.a.(i) shall cease to be effective.”

10.	Add a new Section 5.1.2.b to the Agreement to read: “Horizon agrees to charter space to Maersk in a guaranteed amount of *** FEUs per week, and Maersk agrees to charter space from Horizon, an a take or pay basis, in the amount of *** FEUs per week, used or unused, for international cargo from Hawaii to Asia on vessels employed in the New TP1 Service at the applicable rate set forth in First Revised Appendix 1-A. Horizon agrees to charter space, if available, to Maersk for international cargo in excess of *** FEUs per week from Hawaii to Asia on vessels employed in the New TP1 Service at the applicable rate set forth in First Revised Appendix 1-A. The rate applicable to space chartered pursuant to this Section 5.1.2.b. set forth in First Revised Appendix 1-A shall replace and supersede the corresponding rate set forth in Appendix 1-A and shall become effective on the Commencement Date. The applicable rate set forth in First Revised Appendix 1-A shall remain in effect for the balance of the Amendment No. 1 Term and shall only be subject to the Permitted Increases. The obligation to charter space pursuant to this Section 5.1.2.b. shall become effective simultaneously with its applicable rate.”

11.	Add a new Section 5.l.2.c.(i) to the Agreement to read: “Horizon agrees to charter space, if available, to Maersk for international cargo from North America to Asia on vessels employed in the New TP1 Service at the applicable rate set forth in First Revised Appendix 1-A. The rate applicable to space chartered pursuant to this Section 5.l.2.c.(i) set forth in First Revised Appendix 1-A shall replace and supersede the corresponding rate set forth in Appendix 1-A and shall become effective on the Commencement Date. The applicable rate set forth in First Revised Appendix 1-A shall remain in effect for the balance of the Amendment No. 1 Term, and shall only be subject to the Permitted Increases.

12. (a)	In the first paragraph under Article 5.1.3 of the Agreement: insert “, or, if when fully effective, the New TP1 Service,” immediately following “TP1 Service” in the third sentence; and substitute “slot allocation then applicable” for *** FEUs” in the last sentence.

(b)	In the second paragraph under Article 5,1.3 of the Agreement, insert “or if when fully effective, the New TP1 Service,” immediately following “TP1 Service” in the second line; insert “, or if when fully effective, the New TP1 Service,” immediately following “TP1 Service” in sub-paragraph (a), and “, or, if when fully effective, for the New TP1 Service attached hereto as First Revised Appendix 2,” immediately following “Appendix 2” in sub-paragraph (c).

13. (a)	Designate the paragraph under Article 5.1.4 of the Agreement as “5.1.4.a.”

(b)	Add a new Section 5.1.4.b. to the Agreement to read: “Beginning on the date of arrival at the marine terminal in Asia of the first New TP1 Vessel upon completion of its initial voyage, Horizon shall provide to Maersk in Asia a

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

minimum number of *** FEU containers per year reasonably distributed throughout such year, with a target of providing an average of *** FEU containers per quarter, provided an equal number of containers are tendered to Horizon by Maersk in accordance with the terms of the TP1 Interchange Agreement set forth in First Revised Appendix 3 hereto. If Maersk tenders such an equal number of containers to Horizon, and if Horizon does not provide such minimum subject to exception for force majeure, Horizon shall pay liquidated damages to Maersk of *** per shortfall FEU on an annual basis. The obligations set forth in this Section 5.1.4.b. shall be reduced correspondingly based on the capacity of the Permitted Non-New TP1 Vessels. Maersk shall pay Horizon *** for each empty container provided by Horizon to Maersk in Asia in excess of the *** per year. Upon the date the New TP1 Service becomes fully effective, Section 5.1.4.a. shall cease to be effective.”

(c)	Add a new Section 5.1.4.c to the Agreement to read: “In addition to fixed space chartered to Maersk pursuant to article 5.1.2.a.(iii) and 5.l.2.b, and all ad hoc chartered space from Hawaii, Guam ox North America to Asia pursuant to this Agreement, Horizon shall guarantee and provide space for Maersk empties from Hawaii or Guam to Asia, provided such total for full and empty containers shall not exceed *** FEU slots, per week. Space chartered to Maersk for empty containers from Hawaii or Guam pursuant to this Section 5.1.4.c. shall be ***, except that loading and other permitted terminal handling costs, as agreed in the applicable terminal services agreement between Maersk Inc. and Horizon or its affiliates, for empty containers shall be for the account of Maersk. This Section 5.1.4.c shall become effective simultaneously with Section 5.1.4.b.”

14.	Amend Article 5.1.5. of the Agreement by inserting “(except such empty costs associated with containers moved for the account of Maersk as set forth in Section 5.1.4.c.)” immediately following “Guam” in the first line.

15.	Amend Article 5.1.6 of the Agreement by substituting “ *** ” for “ *** ” in the second line effective on the Commencement Date.

16.	Amend Article 5.1.7.c. of the Agreement to add the following sentence at the end of the paragraph: “This section shall not apply to any New TP1 Vessel.” Designate the paragraph under Article 5.2.1 of the Agreement “52.1.a.” Add a new Section 5.2.1.(b). to the Agreement with the heading: “5.2.1.(b). Tacoma/Oakland/Los Angeles/Hawaii”. Thereunder, add the following new paragraph: “Horizon agrees to transport international cargo for Maersk on a take or pay basis in the amount of *** FEUs per week in the Jones Act Trade service from (1) at Maersk’s discretion, either the Tacoma, Washington, Oakland, California, or Los Angeles, California terminal operated by an affiliate of Maersk to (2) Horizon’s Honolulu, Hawaii terminal at the rates set forth in First Revised Appendix 1-A. Such rates shall only be subject to Permitted Increases; provided Maersk shall pay for an additional *** FEUs per week on the same terms as above whether or not Horizon can provide Maersk such *** FEUs; provided further that Horizon will use its best efforts to provide Maersk with such *** FEUs under the same terms

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

as above but shall not be required to roll Horizon cargo in order to place Maersk cargo on a vessel. The rates set forth in First Revised Appendix 1-A and the FEU slot commitments described above shall become effective on the Commencement Date and shall remain in effect for the balance of the Amendment No. 1 Term. On the date the New TP1 Service becomes fully effective, Section 5.2.1.a. shall cease to be effective.

17.	Re-designate the existing paragraph under Article 5.2.2 of the Agreement as “5.2.2.a.”

18.	Add a new Section 5.2.2.b. to the Agreement to read: “With respect to any of the Jones Act Trade lanes shown on First Revised Appendix 1-A attached hereto (other than any of the tradelanes which are the subject of Article 5.2.1), Maersk may tender, and Horizon shall guarantee to transport, the number of FEUs of international cargo as set forth in First Revised Appendix 1-B at the applicable rates set forth in First Revised Appendix 1-A (the “Jones Act Corridor Rates”). Horizon shall guarantee to transport any international cargo tendered by Maersk to Horizon for transportation from North America to Guam up to a maximum of the number of unused FEU slots that Maersk has paid for pursuant to section 5.1.1.b and agrees to use its best efforts to transport additional international cargo for Maersk, at Maersk’s request, from North America to Guam on vessels employed in the New TP1 Service at the applicable rate set forth in First Revised Appendix 1-A. The rates set forth in First Revised Appendix 1-A shall become effective on the Commencement Date and shall remain in effect for the balance of the Amendment No. 1 term of this Agreement. The rates applicable to transportation under this Section 5.2.2.b, set forth in First Revised Appendix 1-A shall replace and supersede the corresponding rate in Appendix 1-A, and shall only be subject to Permitted Increases. First Revised Appendix 1-B shall become effective on the Commencement Date, on which date Section 5.2.2.a shall cease to be effective and Appendix 1-B is replaced and superseded.”

19.	Add a new Article 5.3 as follows:

“5.3 Maersk Refund or Set-Off Rights.

If at any time (and at multiple times if applicable) after the Commencement Date, the New TP1 Service is not fully effective or Horizon has otherwise exceeded its permitted allowances for Permitted Non-New TP1 Vessels, then Maersk shall be entitled to a refund from Horizon equal to the difference between the increased amounts that Maersk paid under the First Revised Appendix 1-A (excluding rates pertaining to Alaska and Puerto Rico) pursuant to this Amendment No. 1 and the corresponding rates under Appendix 1-A (excluding rates pertaining to Alaska and Puerto Rico) of the prior Agreement for the duration of the period that the New TP1 Service is not fully effective as described above; provided, however that Maersk shall not be entitled to any refund pursuant to this provision in the event of an Article 6.2 Exception (or event of force majeure pursuant to Article 10 hereof), Maersk may elect to receive this refund directly from Horizon or through set off against any future amounts owed by Maersk to Horizon for slots chartered from Asia to the U.S. West Coast pursuant to this Amendment No. 1.

20.	Add a new Article 5.4 as follows:

“5.4 Horizon failure to provide guaranteed slots.

If Horizon does not transport any FEUs that Maersk offers on a weekly basis, and Horizon is required to transport pursuant to this Agreement, Maersk shall not be required to pay for such FEU slots that Horizon did not transport. Additionally, Maersk reserves all other remedies for a breach of this Agreement by Horizon that exist in law or equity or otherwise.”

21. (a)	Insert “, or when fully effective, the New TP1 Service,” immediately following “TP1 Service” in the first paragraph, and third sentence of the third paragraph, under Article 6.1 of the Agreement. In the second paragraph of Article 6.1 of the Agreement, insert “or, First Revised Appendix 2 in effect for the New TP1. Service, when fully effective,” immediately following “TP1 Service,”. Insert “, or when fully effective, the New TP1 Service” immediately before the end of the second sentence of the third paragraph under Article 6.1 of the Agreement.

(b)	Add the following at the end of the third paragraph of Article 6.1:

“Additionally, Maersk reserves all other remedies available in law or equity or otherwise in the event of a failure by Horizon to meet the Reliability Commitment.”

22.	Add the following to replace the first sentence, third paragraph of Article 6.2: “For the Amendment No. 1 Term, Horizon acknowledges that none of the New TP1 Vessels will need to be drydocked for regular maintenance and inspection. If Horizon needs to drydock a New TP1 Vessel, whether or not such vessel is actually in a drydock or laying alongside berth, during the Amendment No. 1 Term for a reason other than regulatory maintenance or inspection, Horizon’s replacement vessel may be a Permitted Non-New TP1 Vessel, which may be used for a maximum of one round trip voyage (herein may be referred to as an “Article 6.2 Exception”).

23.	In Article 6.3(c) of The Agreement, substitute “Section 5.2.1.a., or, when the applicable rate for cargo transported pursuant to Section 5.2.1.b. becomes effective, *** FEUs/week referred to in Section 5.2.1.b.” for “Article 5.2.1.”

24.	Amend Article 6.6 of the Agreement by inserting the following immediately before the end of the last sentence: “, or in the TP1 Interchange Agreement attached hereto as First Revised Appendix 3 which replaces and supersedes Appendix 3 on the Commencement Date, subject to reductions to which the Parties may mutually agree”.

25.	Add a new Section 6.10, with the heading “Out of Gauge/Oversized Cargo”, to read: “(a) With respect to space chartered or cargo tendered for carriage pursuant to this Agreement, Maersk may count the number of slots used for Out of Gauge/Oversized Cargo according to the conversion formulae below toward fulfilling its take or pay obligation for FEU slots by providing Horizon out of gauge/oversized, unitized, international cargo that U.S. law requires to be transported on U.S. flag vessels, or in

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other words, is “U.S. Flag Impelled Cargo”; provided that such U.S. Flag Impelled Cargo does not exceed forty feet in length, thirty tons in weight, or the dimensions set forth in sub-section (1) immediately following; provided further, that Horizon shall not be required to transport more than *** of U.S. Flag Impelled Cargo per week on the service described under Article 5.2.1(b).

(1)	Out of gauge/oversized cargo shall convert into FEU slots as follows:

Over Width

Each unit of U.S. Flag Impelled Cargo that exceeds the width of one ordinary FEU slot by no more than *** feet on both sides and weighs *** tons or less shall be deemed the equivalent of *** FEU slots;

and weighs more than *** tons but less than *** tons shall be deemed the equivalent of *** FEU slots;

and weighs more than *** tons but not more than *** tons shall be deemed the equivalent of *** FEU slots.

Over Height

Each unit of U.S. Flag Impelled Cargo that exceeds the height of one ordinary FEU slot by no more than *** feet and weighs *** tons or less shall be deemed the equivalent of *** FEU slots;

and weighs more than *** tons but less than *** tons shall be deemed the equivalent of *** FEU slots;

and weighs more than *** tons but not more than *** tons shall be deemed the equivalent of *** slots.

Over Width and Over Height

Each unit of U.S. Flag Impelled Cargo that exceeds the width of one ordinary FEU slot by no more than *** feet on both sides and exceeds the height of one ordinary FEU slot by no more than *** feet and weighs *** tons or less shall be deemed the equivalent of *** FEU slots and weighs more than *** tons but not more than *** tons shall be deemed the equivalent of *** FEU slots.

(b) With respect to space chartered or cargo tendered for carriage pursuant to this Agreement, Maersk may use such FEU slots for out of gauge/oversized, unitized international cargo that is not U.S. Flag Impelled Cargo, or that exceeds *** feet in length, *** tons in weight, or the dimensions set forth in Section 6.10(a)(1) only if

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

space is available and if the Parties mutually agree on the applicable rate, charges, and the number of FEUs to be attributed to such cargo.

26.	Add a new Article 6.11 as follows:

On the date of this Amendment No. 1, Horizon follows prevailing industry practices and does not have a policy to weigh or restow Maersk containers loaded onto a vessel operated by Horizon unless the master of such vessel has a specific concern provided in writing related to an individual container to weigh or restow such container and such reason can be verified that it is required for the stability, trim or safety of the vessel in that particular circumstance. Horizon agrees not to change this policy for the Amendment No. 1 Term and if Horizon does implement a change in policy by engaging in multiple weighings or restows, then Maersk shall have the right to terminate this Agreement pursuant to Article 9.1(c).

27.	Amend the second sentence of Article 9.1 of the Agreement by substituting “December 10, 2010” for “December 10, 2007”.

28.	Amend the second paragraph of Article 15 by deleting such paragraph in its entirety and adding:

“To:	Maersk Line

50 Esplanaden

1098 Copenhagen

Denmark

Att: Line Department

+45 33 63 55 69

Email: cenopstop@maersk.com”

29.	Amend the Agreement by adding a new Article 19 to read:

“Article 19: “Extension Contingencies

The extension of this Agreement until December 10, 2010 pursuant to this Amendment No. 1 is contingent upon the deployment of five New TP1 Vessels subject only to the exceptions for Permitted Non-New TP1 Vessels, as described in Article 4 of the Agreement. Horizon must confirm in writing to Maersk on or before January 1, 2007 that the New TP1 Service will be fully effective not later than July 1, 2007. If Horizon notifies Maersk on or before January 1, 2007 that it will not be implementing the New TP1 Service, this Amendment No. 1 will not become effective (however the terms of the Agreement dated May 9, 2004 shall remain effective until the Agreement terminates on December 10, 2007, and Maersk shall pay the applicable rates set forth in Appendix 1-A and not the rates in the First Revised Appendix 1-A). If notification is not received by Maersk on or before January 1, 2007, Maersk shall have the right to advise Horizon of its intention to cancel this Amendment No. 1, and if Maersk provides such notice in writing, this Amendment will not become effective (however the terms of the Agreement dated May 9, 2004 shall remain effective until the Agreement terminates on December 10, 2007, and Maersk shall pay the applicable rates set forth in Appendix 1-A and not the rates in the First Revised Appendix 1-A). If the New TP1 Service is not fully effective after July 1, 2007, and Maersk has not already exercised its right set forth above to cancel this Amendment, Maersk may at any time after July 1, 2007 give notice in writing to Horizon of its intention to cancel this Amendment (however the terms of the Agreement dated May 9, 2004 shall remain effective until the Agreement terminates on December 10, 2007, and Maersk shall pay the applicable rates set forth in Appendix 1-A and not the rates in the First Revised Appendix 1-A).

30.	Add a new Article 20 to the Agreement to read:

“Article 20: Attachments to Amendment No. 1

The following documents are attached hereto and made a part of this Amendment No. 1 of this Agreement, and a part of this Agreement: First Revised Appendix 1-A; First Revised Appendix 1-B; First Revised Appendix 2; and First Revised Appendix 3; Appendix 4.”

31.	Add a new Article 21 to the Agreement to read:

“Article 21: Entire Agreement and Effective Date.

(a) This Amendment No. 1 and the Agreement shall (a) contain the entire Agreement and understanding with respect to the subject matter and (b) supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter thereof, all of which are merged into this Amendment No. 1 and the Agreement.

(b) Except as otherwise provided herein, this Amendment No. 1 is effective as of the date signed by both Parties.

WHEREAS, the Parties have executed this Amendment No. 1 to the Agreement on the 30th day of November, 2006.

Horizon Lines, LLC

By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman
Title:	Vice President

A.P. Moller as managing owner for and on behalf of A.P.
Moller-Maersk A/S trading as “Maersk Line”

By:	/s/ A.P. Moller
Name:
Title:

By:	/s/ J. Harling
Name:	J. Harling
Title:	Vice President

[Signature page to Amendment No. 1 to TP1 Space Charter and Transportation Service Contract]

First Revised Appendix 1-A

New TP1 Service

Slot Rates for Trade Corridors In US Dollars

Rate/Slot
TP1 and Hawaii/Guam Service Rates
Asia to North America (Tacoma, Oakland) TP1 Service; International cargo
TP1 Vessel Service (up to and including *** FEU/week)	Per FEU	***
TP1 Vessel Service (above *** FEU/week)	Per FEU	***
Asia to Hawaii/Guam (International Cargo)	Per FEU	***
North America to Hawaii (International Cargo)
CHX/PNW Jones Act Vessel Service
20	Per 20’ unit	***
40	Per 40’ unit	***
45	Per 45’ unit	***
RFR	Per Reefer	***
North America to Hawaii Neighbour Islands (20’ Int’l cargo)	Per 20’ unit	***
North America to Hawaii Neighbour Islands (40’ Int’l cargo)	Per 40’ unit	***
North America to Hawaii Neighbour Islands (45’ int’l cargo)	Per 45’ unit	***
Hawaii to North America (Int’l cargo or empty)
CHX/PNW Jones Act Vessel Service
20’	Per 20’ unit	***
40’	Per 40’ unit	***
45’	Per 45’ unit	***
RFR	Per Reefer	***
Hawaii Neighbour Islands to North America (Int’l cargo or empty)
20’	Per 20’ unit	***
40	Per 40’ unit	***
45’	Per 45’ unit	***
RFR	Per Reefer	***
Hawaii to Asia (International cargo other than waste paper)	Per Container	***
Hawaii to Asia (waste paper - Int’l)	Per Container	***
Hawaii Neighbour Islands to Asia (Int’l)	Per Container	***
North America to Guam/Asia (Int’l cargo)	Per FEU	***
North America to Saipan (Int’l cargo)
20’	Per 20’ unit	***
40’	Per 40’ unit	***
45’	Per 45’ unit	***
RFR	Per Reefer	***
Saipan to North America (Int’l cargo)
20’	Per 20’ unit	***
40’	Per 40’ unit	***
45’	Per 45’ unit	***
RFR	Per Reefer	***
Guam to Asia (Int’l cargo)	Per FEU	***
(for FEU over the *** weekly *** FEU provided for in article 5.1.2)

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Revised Appendix 1-A

New TP1 Service

Slot Rates for Trade Corridors In US Dollars

Rate/Slot
Saipan to Asia (Int’l cargo)	Per Container	***
Alaska and Puerto Rico Service Rates
North America to Alaska (Int’l cargo)
Dry (ANC, KDK, DUT)	Per FEU dry unit	***
Dry (Akutan)	Per FEU dry unit	***
Reefer	Per Reefer	***
Akutan to/from Dutch Harbor via Barge (Int’l cargo)
Dry	Per Dry Container	***
Reefer	Per Reefer	***
North America to Puerto Rico- Int’l cargo
From Elizabeth, NJ	Per FEU	***
From Jacksonville, FL	Per FEU	***
From Houston, TX	Per FEU	***

Notes:

(1)	All rates pertaining to the fixed slots as outlined on First Revised Appendix 1-B will incur a *** per FEU increase effective December 11, 2008 and an additional *** per FEU increase effective December 11, 2009

(2)	All rates are subject only to Permitted Increases (except for Alaska and Puerto Rico, are subject to fuel adjustments as per Appendix 4).

(3)	All Reefer moves are subject to an additional *** surcharge per FEU unless there is a specific Reefer rate set forth above.

(4)	Within the fixed slot allocations outlined in First Revised Appendix 1-B, Maersk shall have an allocation of up to *** reefer plugs per vessel under any westbound voyage to Hawaii or Guam under this Agreement. If Maersk wishes to purchase additional reefer plugs, this can be done subject to such plugs being available, at a slot rate as mutually agreed.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Revised

Appendix 1-B

New TP1 Service Declared Volumes for Trade Corridors

	Nos. FEU	Average weight
Asia to U.S. West Coast (TP1 Service)	*** FEU	*** mts/FEU
Asia to Hawaii/Guam (TP1 Service) (1)	*** FEU	*** mts/FEU
Hawaii/Guam to Asia (TP1 Service)
Hawaii to Asia	*** FEU	full containers
Guam to Asia (5)	*** FEU	full containers
Total Hawaii/Guam to Asia Full / Full + Empty (2)	*** FEU
Tacoma / Oakland / Los Angeles to Hawaii (3)	*** FEU	*** mts/FEU
North America to Alaska	*** FEU
North America to Puerto Rico
From Elizabeth, NJ	*** FEU
From Jacksonville, FL	*** FEU
From Houston, TX	*** FEU

Notes:

(1)	Pursuant to Article 5.2.2.b, Maersk may use any unused paid for FEU slots for North America to Guam cargo

(2)	Pursuant to Article 5.1.4.c, Horizon shall guarantee up to *** FEU slots from Hawaii/Guam to Asia for loads and empties

(3)	Pursuant to 5.2.1.b, Horizon guarantees *** slots and will use best efforts to provide an additional *** FEU slots

(4)	mts = metric tons

(5)	*** FEU per weekly sailing provided ***, per Article 5.12.a(iii)

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Revised

Appendix 2

New TP1 Service

Vessel Service Proforma

PORT	ARRIVAL AT DOCK		UNDOCKING TIME		DAYS FROM TACOMA
	DAY	HOUR	DAY	HOUR
Tacoma			SAT	19:00	0
Oakland	MON	17:00	TUE	20:00	2
Honolulu	SAT	23:00	SUN	19:00	7
Guam	TUE	06:00	WED	12:00	17
Hong Kong	SUN	03:00	SUN	17:00	22
Kaohsiung	MON	13:00	TUE	03:00	23
Tacoma	FRI	18:00			34

Note 1: The above schedule is based on a roundtrip time of 35 days and a frequency of 7 days.

FIRST REVISED APPENDIX 3

AGREEMENT REGARDING THE TP1 INTERCHANGE AGREEMENT

NOVEMBER 2006 AMENDMENT

This Agreement Regarding the TP1 Interchange Agreement dated as of November 30, 2006 (hereinafter may be referred to as the “NOVEMBER 2006 Amendment”) is made between A.P. Moller as managing owner to A.P. Moller-Maersk A/S now trading as Maersk Line (successor in interest to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab) (hereinafter may be referred to as “A.P. Moller”) and Horizon Lines, LLC (hereinafter may be referred to as “Horizon”) and amends the TP1 Interchange Agreement dated as of December 13, 1999 between Horizon (f/k/a CSX Lines, LLC) and A.P. Moller, as amended by the Agreement Regarding the TP1 Interchange Agreement dated May 9, 2004 between Horizon and A.P. Moller (hereinafter may be referred to as the “TP1 Interchange Agreement”).

In consideration of the mutual covenants contained herein, and in receipt of consideration, the sufficiency of which is hereby acknowledged, A.P. Moller and Horizon (hereinafter may be referred to individually as a “Party” and collectively as the Parties”) agree as follows:

A.	Amend Article 2 of the TP1 Interchange Agreement by replacing the reference to “5A.4” with “5.1.4.”

B.	Exhibit A-1 is attached hereto and made a part of this NOVEMBER 2006 Amendment. Notwithstanding any other provision of this NOVEMBER 2006 Amendment, effective on the “Commencement Date” as that term is defined in Amendment No. 1 to the May 9, 2004 TP1 Space Charter and Transportation Service Contract between the Parties (hereinafter such TP1 Contract and Amendment No. 1 thereto may be referred to as the “TP1 Contract”): Exhibit A-1 replaces and supersedes Exhibit A of the TP1 Interchange Agreement and all references to Exhibit A in the TP1 Interchange Agreement are amended to read: “Exhibit A-1”, for so long as the New TP1 Service remains fully effective (as such term is defined in the TP1 Contract). If and when the New TP1 Service ceases to become fully effective, then Exhibit A shall apply in lieu of Exhibit A-1, and all references to Exhibit A-1 in the TP1 Interchange Agreement are amended to read “Exhibit A”. If and when the New TP1 Service returns to being fully effective, Exhibit A-1 shall apply in lieu of Exhibit A, and all reference to Exhibit A in the TP1 Interchange Agreement are amended to read: “Exhibit A-1”.

C.	Except as expressly amended by this NOVEMBER 2006 Amendment, the terms of the TP1 Interchange Agreement shall remain in frill force and effect.

D.	The TP1 Interchange Agreement is attached hereto.

E.	Except as otherwise provided herein, this NOVEMBER 2006 Amendment shall become effective as of the date first written above.

F.	This NOVEMBER 2006 Amendment shall be governed by the laws of the State of New York without regard to principles of conflicts of laws.

G.	The TP1 Interchange Agreement shall remain in effect concurrently with the TP1 Contract and shall terminate on the same date as the TP1 Contract terminates.

H.	This NOVEMBER 2006 Amendment and its attachments contain the complete and exclusive agreement and understanding of the Parties with respect to the subject matter and supersedes all prior and contemporaneous understandings and agreements between the Parties relating to the subject matter.

The Parties have executed this NOVEMBER 2006 Amendment below.

A.P. Moller as managing owner To A.P. Moller-Maersk A/S		Horizon Lines, LLC

By:	/s/ A.P. Moller	By:	/s/ Robert S. Zuckerman
Name:		Name:	Robert S. Zuckerman
Title:		Title:	Vice President
Date:		Date:

By:	/s/ A.P. Moller
Name:
Title:
Date:

[Signature page to November 2006 Amendment to the TP1 Interchange Agreement]

Exhibit A-1

To the TP1 Interchange Agreement

A.P. Moller shall make an average of *** FEUs (forty-foot equivalent units) per week available for pick-up by Horizon. Such weekly committed quantity is subject to review and adjustment on a quarterly basis, as mutually agreed in writing.

Location	20’ dry		40’ dry		40’ highcube		45’ highcube		Note
Baltimore	*	**	*	**	*	**	*	**	*	**
Charleston	*	**	*	**	*	**	*	**	*	**
Charlotte	*	**	*	**	*	**	*	**	*	**
Chicago	*	**	*	**	*	**	*	**	*	**
Dallas	*	**	*	**	*	**	*	**	*	**
Elizabeth	*	**	*	**	*	**	*	**	*	**
Houston	*	**	*	**	*	**	*	**	*	**
Kansas City	*	**	*	**	*	**	*	**	*	**
Los Angeles	*	**	*	**	*	**	*	**	*	**
Memphis	*	**	*	**	*	**	*	**	*	**
Miami	*	**	*	**	*	**	*	**	*	**
New Orleans	*	**	*	**	*	**	*	**	*	**
Oakland	*	**	*	**	*	**	*	**	*	**
St. Louis	*	**	*	**	*	**	*	**	*	**
Tacoma	*	**	*	**	*	**	*	**	*	**
Total ‘Core’ Units	*	**	*	**	*	**	*	**	*	**
Total Units	*	**	*	**	*	**	*	**	*	**

Locations marked as “Core” are weekly minimums to be released by A.P. Moller to specific destination bookings as instructed by Horizon.

Locations marked with “x” are subject to prior notice from Horizon no less than seven calendar days before intended pickup.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix 4

New TP1 Agreement

Procedure for adjusting CPI according to New TP1 agreement

All slot rates, excluding Puerto Rico and Alaska, as outlined on First Revised Appendix 1-A, are subject to CPI adjustments.

The slot rates will be adjusted initially on 3/18/2007 and then annually on 12/10/2007, 12/10/2008 and 12/10/2009 based on the average preceding 12 month change in the publicly available Consumer Price Urban Index, subject to a maximum adjustment cap of *** per annum allowed. This index will be used as sole adjustment factor for CPI increases to the rates as outlined on First Revised Appendix 1-A.

Only the Operating Cost percentage of the slot costs will be adjusted. Once rates have been adjusted, new base rate and operations percentage will be calculated for purpose of the next adjustment due 12 months later (see examples below and on Appendix 4 Worksheets A-D). The permitted increases of ***/ffe in the Asia/USWC/Hawaii/Guam slot rates will be applied exclusively to the “Owner/Operation” portion before the annual adjustment takes place and split according to the “then-current” percentages in effect (these increases will not be subject to fuel adjustment).

For the purpose of these examples, Fuel adjustment is not included (fuel is kept fixed in the examples at a ***/ton level, but in reality, fuel will be adjusted monthly based on the average actual fuel price and may represent a higher percentage of the base rate than shown below at time of first CPI adjustment).

Example: Trade lane Asia/USWC, Slot adjustment on 12/10/2007:

Starting base rate:	***FEU (unadjusted)

Initial Percentage representing Fuel ***	***
Initial Percentage representing Owner/Operation ***;	***
These Percentages will vary depending on fuel development/adjustments

Of the Owner/Operation portion:
Owner Base (portion of Owner/Operation ***	***
Operation (portion of Owner/Operation Operation ***	***

These Percentages will vary depending on CPI development

CPI adjustment (per Consumer Price Urban Index)	3%(example)

Adjusted Operation portion: ***+3%	*	**
Owner Base:	*	**
Owner/Operations	*	**
Fuel	*	**
New base rate ***	*	**

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Calculating base figures for next adjustment (due 12/10/2008)
Percentage of Owner and Operation of Owner/Operation portion:

New starting base rate		***
Of which fuel	***	***
Of which Owner/Operation	***	***

Application of permitted rate increases (***/ffe due 12/10/08 and 12/10/09)

Example: Using the example above, the ***/ffe slot increase due on 12/10/2008 would be split *** Owner (***/ffe) and *** Operation (***/ffe) and added to the rates before a new adjustment takes place.

Base rate in effect 12/09/08 (prior to ***/ffe increase):		***

Adjusted figures in effect 12/09/08:	Owner
	Operation:	***
	Fuel	***

New Owner: *** =	***	***	***
New Operation: *** =	***	***	***
Fuel	***

New rate prior to 12/08 CPI adjustment	***		***

Following TP1 rates are subject to adjustment based on following these initial splits (unadjusted):

	Operations/Owner split		Operations-Owner/Fuel split
	PCT Opr.	PCT Owner	PCT Op/Ow.	Fuel	PCT Total
Corridor	***	***	***	***	***
Asia/USWC	***	***	***	***	***
Asia/Hawaii-Guam	***	***	***	***	***
Hawaii/Asia	***	***	***	***	***
USWC/Hawaii	***	***	***	***	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Procedure for adjusting fuel according to New TP1 agreement

All slot rates as outlined on First Revised Appendix 1-A are subject to monthly fuel adjustments. The rates outlined in First Revised Appendix 1-A are calculated at a ***/ton fuel cost assumption. The fuel component within each slot rate will go up or down based on the actual average cost per ton for the related vessel string for the fuel purchased for the month.

Example: Trade lane Asia/USWC. Fuel adjustment on initial base rate:
Starting base rate: ***/FEU (unadjusted)
Initial Percentage representing Fuel (***)	*	**
Initial Percentage representing Owner/Operation (***):	*	**

Example of adjustment if Fuel went to $310 /ton:
Fuel cost at $300/ton	*	**
Fuel cost at $310/ton	*	**

Owner/Operations (pre CPI or *** adjustment)	*	**
Fuel @ $310/ton example	*	**

New base rate (***)	*	**
***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3% CPI example
Asia to USWC CPI at Initial	Year 1 (3/18/07- 12/09/2007, 38 wks)		Year 1 (12/10/2007- 12/09/2008, 52 wks)		Year 2		Year 3
Starting base rate/fee (unadjusted):		***		***		***		***
Slot cost increase per year:						***		***
Initial Percentage representing Fuel	***	***		***		***		***
Initial Percentage representing Owner/Operation:	***	***		***		***		***
These Percentages will vary depending on fuel development/adjustments

Of the Owner/Operation portion:
Owner Base (portion of Owner/Operation)	***	***	***	***	***	***	***	***
Operation (portion of Owner/Operation Operation)	***	***	***	***	***	***	***	***
These Percentages will vary depending on CPI/Labor development	***

CPI/Labor adjustment		***		***		***		***

Adjusted Operations Base:		***		***		***		***
Adjusted Owner/Operation Base:		***		***		***		***

Increase in rate as result of CPI/Labor adjustment		***		***		***		***

For purpose of next adjustment:
Percentage of Owner and Operation of Owner/Operation portion:
New Owner Base percentage		***		***		***		***
New Operation Base percentage		***		***		***		***

New Percentage representing Fuel		***		***		***		***
New Percentage representing Owner/Operation:		***		***		***		***

Weekly FEU		***		***		***		***
Fuel Cost/FEU		***		***		***		***
Own Cost/FEU		***		***		***		***
Open Cost/FEU		***		***		***		***
Total Cost/FEU		***		***		***		***
Annual $		***		***		***		***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3% CPI example
Asia to Hawaii/Guam CPI at Initial	Year 1 (3/18/07- 12/09/2007, 38 wks)		Year 1 (12/10/2007- 12/09/2008, 52 wks)		Year 2		Year 3
Starting base rate/fee (unadjusted):		***		***		***		***
Slot cost increase per year:						***		***
Initial Percentage representing Fuel	***	***		***		***		***
Initial Percentage representing Owner/Operation:	***	***		***		***		***
These Percentages will vary depending on fuel development/adjustments

Of the Owner/Operation portion:
Owner Base (portion of Owner/Operation)	***	***	***	***	***	***	***	***
Operation (portion of Owner/Operation Operation)	***	***	***	***	***	***	***	***
These Percentages will vary depending on CPI/Labor development	***

CPI/Labor adjustment		***		***		***		***

Adjusted Operations Base:		***		***		***		***
Adjusted Owner/Operation Base:		***		***		***		***

Increase in rate as result of CPI/Labor adjustment		***		***		***		***

For purpose of next adjustment:
Percentage of Owner and Operation of Owner/Operation portion:
New Owner Base percentage		***		***		***		***
New Operation Base percentage		***		***		***		***

New Percentage representing Fuel		***		***		***		***
New Percentage representing Owner/Operation:		***		***		***		***

Weekly FEU		***		***		***		***
Fuel Cost/FEU		***		***		***		***
Own Cost/FEU		***		***		***		***
Open Cost/FEU		***		***		***		***
Total Cost/FEU		***		***		***		***
Annual $		***		***		***		***
***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3% CPI example
Hawaii to Asia CPI at Initial	Year 1 (3/18/07- 12/09/2007, 38 wks)		Year 1 (12/10/2007- 12/09/2008, 52 wks)		Year 2		Year 3
Starting base rate/fee (unadjusted):		***		***		***		***
Slot cost increase per year:						***		***
Initial Percentage representing Fuel	***	***		***		***		***
Initial Percentage representing Owner/Operation:	***	***		***		***		***
These Percentages will vary depending on fuel development/adjustments

Of the Owner/Operation portion:
Owner Base (portion of Owner/Operation)	***	***	***	***	***	***	***	***
Operation (portion of Owner/Operation Operation)	***	***	***	***	***	***	***	***
These Percentages will vary depending on CPI/Labor development	***

CPI/Labor adjustment		***		***		***		***

Adjusted Operations Base:		***		***		***		***
Adjusted Owner/Operation Base:		***		***		***		***

Increase in rate as result of CPI/Labor adjustment		***		***		***		***

For purpose of next adjustment:
Percentage of Owner and Operation of Owner/Operation portion:
New Owner Base percentage		***		***		***		***
New Operation Base percentage		***		***		***		***

New Percentage representing Fuel		***		***		***		***
New Percentage representing Owner/Operation:		***		***		***		***

Weekly FEU		***		***		***		***
Fuel Cost/FEU		***		***		***		***
Own Cost/FEU		***		***		***		***
Open Cost/FEU		***		***		***		***
Total Cost/FEU		***		***		***		***
Annual $		***		***		***		***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3% CPI example
USWC (Intl) to Hawaii CPI at Initial	Year 1 (3/18/07- 12/09/2007, 38 wks)		Year 1 (12/10/2007- 12/09/2008, 52 wks)		Year 2		Year 3
Starting base rate/fee (unadjusted):		***		***		***		***
Slot cost increase per year:						***		***
Initial Percentage representing Fuel	***	***		***		***		***
Initial Percentage representing Owner/Operation:	***	***		***		***		***
These Percentages will vary depending on fuel development/adjustments

Of the Owner/Operation portion:
Owner Base (portion of Owner/Operation)	***	***	***	***	***	***	***	***
Operation (portion of Owner/Operation Operation)	***	***	***	***	***	***	***	***
These Percentages will vary depending on CPI/Labor development	***

CPI/Labor adjustment		***		***		***		***

Adjusted Operations Base:		***		***		***		***
Adjusted Owner/Operation Base:		***		***		***		***

Increase in rate as result of CPI/Labor adjustment		***		***		***		***

For purpose of next adjustment:
Percentage of Owner and Operation of Owner/Operation portion:
New Owner Base percentage		***		***		***		***
New Operation Base percentage		***		***		***		***

New Percentage representing Fuel		***		***		***		***
New Percentage representing Owner/Operation:		***		***		***		***

Weekly FEU		***		***		***		***
Fuel Cost/FEU		***		***		***		***
Own Cost/FEU		***		***		***		***
Open Cost/FEU		***		***		***		***
Total Cost/FEU		***		***		***		***
Annual $		***		***		***		***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.